_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 16, 2004

          Merrill Lynch Mortgage Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-112231	13-3416059
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, 10th Floor New York, New York	10080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 449-1000

                                                         No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.1

Filed concurrently on Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters (the “Representative”), in respect of Fieldstone Mortgage Investment Trust, Series 2004-4, Class 1-A1, Class 1-A2, Class 2-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes (the “Securities”). The Securities have been registered pursuant to the Securities Act of 1933, as amended under a Registration Statement on Form S-3 (No. 333-112231) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Representative and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

                        99.1                 Computational Materials (P)

                        99.2                 Computational Materials (P)

                        99.3                 Computational Materials (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                                            By:     /s/  Matthew Whalen

                                                                  Name: Matthew Whalen

                                                                  Title:   Authorized Signatory

Dated:  September 16, 2004

EXHIBIT INDEX

Exhibit No.                                          Description                                         Page No.

99.1                                                     Computational Materials                         (P)

99.2                                                     Computational Materials                         (P)

99.3                                                     Computational Materials                         (P)

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.2     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.3     Computational Materials (P)

[To be filed on Form SE]